Exhibit 99.1 Brookdale Reports December 2025 Occupancy Strong month-end occupancy provides a solid entry point and momentum for 2026 Brentwood, Tenn., January 12, 2026 – Brookdale Senior Living Inc. (NYSE: BKD) reported today its occupancy for December 2025. 2024 2025 Consolidated Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Wtd. avg. 79.3% 79.2% 79.3% 79.5% 79.8% 80.0% 80.5% 81.1% 81.8% 82.5% 82.6% 82.5% 82.4% Month end 80.5% 80.6% 80.8% 80.9% 81.0% 81.5% 82.2% 82.6% 83.2% 83.8% 83.7% 83.4% 83.7% 2024 2025 Same Community Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Wtd. avg. 80.9% 80.8% 81.0% 81.2% 81.5% 81.6% 82.0% 82.7% 83.1% 83.4% 83.6% 83.5% 83.3% Month end 82.1% 82.2% 82.5% 82.6% 82.7% 83.0% 83.7% 84.0% 84.4% 84.7% 84.9% 84.3% 84.3% Fourth Quarter and December 2025 Occupancy Observations  Fourth quarter occupancy results: o Consolidated weighted average occupancy of 82.5% represents a 70 basis point increase over the third quarter of 2025, accelerating from prior year growth; consolidated weighted average occupancy grew 310 basis points year-over-year.  December consolidated occupancy results: o Weighted average occupancy of 82.4% increased 310 basis points year-over-year and month-end occupancy increased 30 basis points sequentially, each impacted by strong December move-in and move-out activity that was significantly better than historical monthly trends for December. o Sequential weighted average occupancy decreased 10 basis points, which is better than the historical seasonal trend of an approximate 30 basis point decline. 76% 78% 80% 82% 84% Dec 2024 Jan 2025 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Average for Month Month end Wtd. Avg. 4Q 2025 82.5% 3Q 2025 81.8% 2Q 2025 80.1% 1Q 2025 79.3% 4Q 2024 79.4% 3Q 2024 78.9% 2Q 2024 78.1% 1Q 2024 77.9% 4Q 2023 78.4% 3Q 2023 77.6% 2Q 2023 76.5% 1Q 2023 76.3% Brookdale’s Consolidated Occupancy

About Brookdale Senior Living Brookdale Senior Living Inc. is the nation’s premier operator of senior living communities. With 584 communities across 41 states and the ability to serve approximately 51,000 residents as of December 31, 2025, Brookdale is committed to its mission of enriching the lives of seniors through compassionate care, clinical expertise, and exceptional service. The Company, through its affiliates, operates independent living, assisted living, memory care, and continuing care retirement communities, offering tailored solutions that help empower seniors to live with dignity, connection, and purpose. Leveraging deep expertise in healthcare, hospitality, and real estate, Brookdale creates opportunities for wellness, personal growth, and meaningful relationships in settings that feel like home. Guided by its four cornerstones of passion, courage, partnership, and trust, Brookdale is committed to delivering exceptional value and redefining senior living for a brighter, healthier future. Brookdale's stock trades on the New York Stock Exchange under the ticker symbol BKD. For more information, visit brookdale.com or connect with Brookdale on Facebook or YouTube. SAFE HARBOR Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various risks and uncertainties and include all statements that are not historical statements of fact and those regarding the Company's intent, belief or expectations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may, ""will," "should," "could," "would," "potential," "intend," "expect," "endeavor," "seek," "anticipate, ""estimate," "believe," "project," "predict," "continue," "plan," "target," or other similar words or expressions, and include statements regarding the Company's expected financial and operational results. These forward-looking statements are based on certain assumptions and expectations, and the Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Although the Company believes that expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its assumptions or expectations will be attained and actual results and performance could differ materially from those projected. Factors which could have a material adverse effect on the Company's operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, the risks detailed from time to time in the Company's filings with the Securities and Exchange Commission ("SEC"), including those set forth in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in such SEC filings. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect management's views as of the date of this press release. The Company cannot guarantee future results, levels of activity, performance or achievements, and, except as required by law, it expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained in this press release to reflect any change in the Company's expectations with regard thereto or change in events, conditions, or circumstances on which any statement is based. Mike Grant, VP Investor Relations • (615) 564-8104 • email: Mike.Grant@brookdale.com